UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        June 12, 2011

MILLER ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-34732	62-1028629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3651 Baker Highway, Huntsville, TN	37756
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(865) 223-6575

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On June 12, 2011, Miller Energy Resources, Inc. (“Miller”) entered into a Contract for Construction and Sale with Voorhees Equipment and Consulting, Inc. (“Voorhees”) for the custom construction and purchase of a drilling rig to be used on our Osprey offshore platform. The contract sets a total purchase price of $17,927,770 for the rig, which is payable in five payments as follows: an initial deposit of $1,000,000; a first progress payment payable within 14 days of the execution of the contract of $4,975,923; a second progress payment of $5,975,923, payable 30 days after the first progress payment; a final progress payment of $5,725,923, payable upon shipment of the rig; and a final payment of $250,000 upon our acceptance of the rig. Two $250,000 bonuses are earnable by Voorhees if (1) all of the component parts of the rig are shipped within 60 days of receipt of the first progress payment; and (2) if the rig is fully assembled and set up within 60 days after the component parts are received in Nikiski, Alaska.

Miller has the right to employ an independent inspection agency to certify that the rig has been constructed in the proper manner. The parties have estimated that the rig could be fully assembled and operational within 150 days from the receipt of the first progress payment. The title to the rig shall vest in Miller in three stages as the three progress payments are made.

In connection with the credit facility announced on June 13, 2011, we have also entered into a Collateral Assignment of Platform Rig Contract (the “Collateral Assignment”) with Guggenheim Corporate Funding, LLC as administrative agent under the loan documents. The Collateral Assignment assigns all of our right, title, and interest in the rig as it is built, and allows the administrative agent to step into our shoes under the Contract for Construction and Sale if a default occurs.

The foregoing description is qualified in its entirety by reference to the full text of the Contract for Construction and Sale, and the Collateral Assignment, filed as Exhibits 10.47 and 10.48, respectively, hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01.

Item 7.01	Regulation FD disclosure

On June 16, 2011, we issued a press release announcing the purchase and building of a custom drilling rig from Voorhees.  A copy of the press release is filed as Exhibit 99.1 to this report.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of Miller Petroleum, Inc. under the Securities Act or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

10.47	Contract of Construction and Sale, dated as of June 12, 2011 between Miller Energy Resources, Inc. and Voorhees Equipment and Consulting, Inc.

10.48	Collateral Assignment of Platform Rig Contract, dated as of June 13, 2011 between Miller Energy Resources, Inc. and Guggenheim Corporate Funding, LLC.

99.1	Press Release dated June 16, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLER ENERGY RESOURCES, INC.

Date: June 16, 2011	By:	/s/ Scott M. Boruff Scott M. Boruff, Chief Executive Officer